EXHIBIT 10.2

Dated: 17TH April, 2009

ISLAND BREEZE INTERNATIONAL 211 Benigo Boulevard, Suite 201, Bellmawr, New Jersey 08031, USA hereinafter called the Sellers, have agreed to sell, and	1

AMANDLA ICON SHIPPING CORPORATION Pte Ltd, 583, ORCHARD ROAD, #09-01 FORUM, SINGAPORE 238884 or nominee hereinafter called the Buyers, have agreed to buy the motor vessel	2

Name: CASINO ROYALE ex FORTUNE STAR	3

Classification Society/Class: HELLENIC REGISTER OF SHIPPING	4
Built: 1975 By: KNOSSOURA DOCKYARD, SALAMIS, GREECE	5
Flag: PANAMA Place of Registration: PANAMA, REPUBLIC OF PANAMA	6
Call Sign: C6DP8 Grt/Nrt: 9511 / 3479	7
IMO Number: 7350442 otherwise as per description in Clause 18 hereto,	8

hereinafter called the Vessel, on the following terms and conditions:	9

Definitions	10

"Banking days" are days on which banks are open both in the country of the currency	11
Stipulated for the Purchase Price in Clause 1 and in the place of closing stipulated in Clause 8.	12

"in writing" or "written" means a letter handed over from the Sellers to the Buyers or vice versa,	13
a registered letter, telex, telefax or other modern form of written communication	14

“Classification Society" or “Class" means the Society referred to in line 4.	15

1. Purchase Price: Gross US$ 1,970,815 00 (United States Dollars One Million Nine hundred seventy thousand Eight hundred fifteen only) less projected repositioning expenses of US$ 1,083,815 ( One million Eighty three thousand Eight hundred and fifteen only) to pay a NET Price of USD 887,000 ( Eight hundred eighty seven thousand USD) on the Light Displacement of 5,119.15 Long Tons (or 5,201.3 metric tons) without any permanent ballast.	16

2. Deposit:	17

As security for the correct fulfilment of this Agreement the Buyers shall pay a deposit of 10% of the Purchase Price (USD 88,700) within 3 (Three) banking	18
Days from the date of signing this Agreement by the Sellers and the Buyers IN EITHER FACSIMILE OR SCANNED EMAIL.	19
This deposit shall be placed with Sellers in their Account with Wachovia Bank, N.A	20
and held by them ~~in a joint account~~ for the Sellers and the Buyers, to be released in accordance with joint	21
written instructions of the Sellers and the Buyers. Interest, if any to be credited to the Buyers.	22
Any fee charged at Sellers bank for receiving the money shall be borne by the Sellers. Any fee charged	23
at Buyers’ bank for remitting money shall be paid by the Buyers.	24

3. Payment	25
The balance(90%)of the NET Purchase Price shall be paid in full free of bank charges to THE SELLERS’ NOMINATED ACCOUNT	26
on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect	27
physically ready for delivery in accordance with the terms and conditions of this Agreement and	28
Notice of Readiness has been given in accordance with Clause 5.	29

4 Inspections	30
a)* The Buyers have WAIVED THEIR RIGHT TO INSPECT ~~inspected and accepted~~ the Vessel’s classification records. The Buyers HAVE ALSO WAIVED THEIR RIGHT TO INSPECT	31
~~also inspected~~ the Vessel ~~at/in  on~~ 	32
and have accepted the Vessel ~~following this inspection~~ and thus the sale is outright and definite,	33
subject only to the terms and conditions of this Agreement	34
~~b)* The Buyers shall have the right to inspect the Vessel's classification records and declare~~	35
~~whether same are accepted or not within~~ 	36
~~The Sellers shall provide for inspections of the Vessel at/in~~ . .	37
 ~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the~~	38
 ~~Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred.~~	39
~~The Buyers shall inspect the Vessel without opening up and without cost to the Sellers~~	40
~~During the inspection, the Vessel’s deck and engine log books shall be made available for~~	41
~~examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall~~	42
~~become outright and definite, subject only to the terms and conditions of this Agreement,~~	43
~~provided the Sellers receive written notice of acceptance from the Buyers within 72 hours~~	44
~~after completion of such inspection.~~	45
~~Should notice of acceptance of the Vessel's classification records and of the Vessel not be~~	46
~~received by the Sellers as aforesaid, the deposit together with interest earned shall be~~	47
~~released immediately to the Buyers, whereafter this Agreement shall be null and void.~~	48
~~4 a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions,~~	49
~~alternative 4a) to apply.~~	50

5. Notices, time and place of delivery	51
a) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall	52
provide the Buyers with 7, 5, 3 days approximate, and 1 day definite notice of the estimated time of ~~arrival at the~~	53
~~intended place of drydocking/underwater inspection/~~delivery. When the Vessel is at the place	54
of delivery and in every respect physically ready for delivery in accordance with this	55
Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.	56
b) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or	57
anchorage, in Sellers’ option, at/in Freeport, Bahamas with exact date	58
in the Sellers' option	59
Expected time of delivery: during 15th – 30th April, 2010	60
Date of cancelling (see Clauses ~~5 c)~~, 6 b) (iii) and 14): 15th May, 2010 in the Buyers option.	61
~~c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the~~	62
~~Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in~~	63
~~writing stating the date when they anticipate that the Vessel will be ready for delivery and~~	64
~~propose a new cancelling date. Upon receipt of such notification the Buyers shall have the~~	65
~~option of either cancelling this Agreement in accordance with Clause 14 within 7 running~~	66
~~days of receipt of the notice or of accepting the new date as the new cancelling date. If the~~	67
~~Buyers have not declared their option within 7 running days of receipt of the Sellers'~~	68
~~notification or if the Buyers accept the new date, the date proposed in the Sellers' notification~~	69
~~shall be deemed to be the new cancelling date and shall be substituted for the cancelling~~	70
~~date stipulated in line 61.~~	~~71~~
~~If this Agreement is maintained with the new cancelling date all other terms and conditions~~	~~72~~
~~hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full~~	~~73~~
~~force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any~~	~~74~~
~~claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by~~	~~75~~
~~the original cancelling date~~	~~76~~
d) Should the Vessel become an actual, constructive or compromised total loss before delivery	77
the deposit together with interest earned shall be released immediately to the Buyers	78
whereafter this Agreement shall be null and void	79

6. Drydocking / Divers Inspection	80
~~a)** The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the~~	81
~~Classification Society of the Vessel's underwater parts below the deepest load line, the~~	82
~~extent of the inspection being in accordance with the Classification Society's rules.If the~~	83
~~rudder, propeller, bottom or other underwater parts below the deepest load line are found~~	84
~~broken, damaged or defective so as to affect the Vessel's class, such defects shall be made~~	85
~~good at the Sellers' expense to the satisfaction of the Classification Society without~~	86
~~condition/recommendation*.~~	87
~~b)** (i) The Vessel is to be delivered without drydocking. However, the Buyers shall~~	88
~~have the right at their expense to arrange for an underwater inspection by a diver approved~~	89
~~by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their~~	90
~~cost make the Vessel available for such inspection. The extent of the inspection and the~~	91
~~conditions under which it is performed shall be to the satisfaction of the Classification~~	92
~~Society. If the conditions at the port of delivery are unsuitable for such inspection, The~~	93
~~Sellers shall make the Vessel available at a suitable alternative place near to the delivy~~	94
~~port.~~	95
~~(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line~~	96
~~are found broken, damaged or defective so as to affect the Vessel's class, then unless~~	97
~~repairs can be carried out afloat to the satisfaction of the Classification Society,the Sellers~~	98
~~shall arrange for the Vessel to be drydocked at their expense for inspection by the~~	99
~~Classification Society of the Vessel's underwater parts below the deepest load line, the~~	100
~~extent of the inspection being in accordance with the Classification Society's rules. If the~~	101
~~rudder, propeller, bottom or other underwater parts below the deepest load line are found~~	102
~~broken, damaged or defective so as to affect the Vessels class, such defects shall be made~~	103
~~good by the Sellers at their expense to the satisfaction of the Classification Society~~	104
~~without condition/recommendation*. In such event the Sellers are to pay also for the cost of~~	105
~~the underwater inspection and the Classification Society's attendance~~	106

~~(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-~~	107
~~docking facilities are available at the port of delivery, the Sellers shall take the Vessel~~	108
~~to a port where suitable drydocking facilities are available, whether within or outside the~~	109
~~delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver~~	110
~~the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the~~	111
~~purpose of this Clause, become the new port of delivery. In such event the cancelling date~~	~~112~~
~~provided for in Clause 5 b) shall be extended by the additional time required for the~~	~~113~~
~~drydocking and extra steaming, but limited to a maximum of 14 running days.~~	~~114~~
~~c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above~~	115
~~(i) the Classification Society may require survey of the tailshaft system, the extent of~~	116
~~the survey being to the satisfaction of the Classification surveyor. If such survey is not~~	117
~~required by the Classification Society, the Buyers shall have the right to require the tailshaft~~	118
~~to be drawn and surveyed by the Classification Society, the extent of the survey being in~~	119
~~accordance with the Classification Society's rules for tailshaft survey and consistent with~~	120
~~the current stage of the Vessel's survey cycle. The Buyers shall declare whether they~~	121
~~require the tailshaft to be drawn and surveyed not later than by the completion of the~~	122
~~inspection by the Classification Society. The drawing and refitting of the tailshaft shall be~~	123
~~arranged by the Sellers. Should any parts of the tailshaft system be condemned or found~~	124
~~defective so as to affect the Vessel's class, those parts shall be renewed or made good at~~	125
~~the Sellers' expense to the satisfaction of the Classification Society without~~	126
~~condition/recommendation*.~~	127
~~(ii) the expenses relating to the survey of the tailshaft system shall be borne~~	128
~~by the Buyers unless the Classification Society requires such survey to be carried out, in~~	129
~~which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses~~	130
~~if the Buyers require the survey and parts of the system are condemned or found defective~~	131
~~or broken so as to affect the Vessel's class*.~~	132
~~(iii) the expenses in connection with putting the Vessel in and taking her out of~~	133
~~drydock, including the drydock dues and the Classification Society's fees shall be paid by~~	134
~~the Sellers if the Classification Society issues any condition/recommendation* as a result~~	135
~~of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers~~	136
~~shall pay the aforesaid expenses, dues and fees.~~	137

~~(iv) the Buyers' representative shall have the right to be present in the drydock, but~~	138
~~without interfering with the work or decisions of the Classification surveyor.~~	139
~~(v) the Buyers shall have the right to have the underwater parts of the Vessel~~	140
~~cleaned and painted at their risk and expense without interfering with the Sellers' or the~~	141
~~Classification surveyor's work, if any, and without affecting the Vessel’s timely delivery. If,~~	142
~~however, the Buyers' work in drydock is still in progress when the Sellers have~~	143
~~completed the work which the Sellers are required to do, the additional docking time~~	144
~~needed to complete the Buyers' work shall be for the Buyers' risk and expense. In the event~~	145
~~that the Buyers' work requires such additional time, the Sellers may upon completion of the~~	146
~~Sellers' work tender Notice of Readiness for delivery whilst the Vessel is still in drydock~~	147
~~and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether~~	148
~~the Vessel is in drydock or not and irrespective of Clause 5 b).~~	149
~~* Notes, if any, in the surveyor's report which are accepted by the Classification Society~~	150
~~without condition/recommendation are not to be taken into account.~~	151
~~** 6 a) and 6 b) are alternatives; delete whichever is not applicable. In the absence of deletions,~~	152
~~alternative 6 a) to apply~~	153

7. Spares/bunkers, etc. (See Clause 18)	154
The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on	155
Shore. The Sellers shall retain and arrange to remove all casino and entertainment equipment and furniture including, but not limited to, slot machines, slot floor UPS’s and transformers, table games, surveillance equipment, count equipment, security equipment, player tracking system equipment, dining tables, dining chairs, unused carpet, television and related accessories, ip telephone system, MTN telecommunication system (not used for navigation), cable television satellite system, computer equipment and related peripherals, and office equipment and furniture. All  spare parts and  spare equipment  ~~including  spare  tail-end shaft(s) and/or spare~~
156
~~propeller(s)/propeller blade(s), if any,~~ including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s) if any belonging to the Vessel as agreed and accepted by sellers and buyers	157
, whether on board or not shall become the Buyers’ property.	158
Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to	159
replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which	160
are taken out of spares and used as replacement prior to delivery, but the replaced items shall be the	161
property of the Buyers. The radio installation and navigational equipment shall be included in the sale	162
without extra payment ~~if they are the property of the Vessel~~. Unused stores and provisions shall be	163
included in the sale and be taken over by the Buyers without extra payment.	164
The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the	~~165~~
Sellers' flag or name, provided they replace same with similar unmarked items. Library, forms, etc,	166
exclusively for use in the Sellers' vessel(s), shall be excluded without compensation. Captain's,	167
Officers' and Crew's personal belongings including the slop chest are to be excluded from the sale,	168
as well as the following additional items (including items on hire):	169
( NOT AFFECTING THE VESSEL’S LIGHT DISPLACEMENT TONNAGE)
The Buyers shall take over the remaining bunkers and unused lubricating oils in storage tanks and	170
sealed drums at NO EXTRA COST to the BUYERS a~~nd pay the SELLERS’ LATEST PRICES CONFIRMED BY VOUCHERS current net market price (excluding barging expenses) at the port and date~~	171
~~of delivery of the Vessel~~.	172
~~Payment under this Clause shall be made at the same time and place and in the same currency as~~	173
~~the Purchase Price.~~	174

8. Documentation	175
The place of closing: MIAMI, U.S.A	176
In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery	177
documents, namely:	178
a) Legal Bill of Sale DULY APOSTILLED (~~the country in which the Buyers~~	179
~~to register the Vessel~~), warranting that the Vessel is free from all encumbrances, mortgages	180
and maritime liens or any other debts or claims whatsoever, ~~duly notarially attested and~~	181
~~legalized by the consul  such country or other competent authority~~.	182
b)ORIGINAL TRIM AND STABILITY BOOK AUTHENTICATING THE LIGHT SHIP WEIGHT OF THE VESSEL DULY APPROVED BY IACS CLASS WHICH SCANNED COPY RECEIVED BY BUYERS.	183
184
c) Current Certificate issued by the competent authorities stating that the Vessel is free from	185
Registered encumbrances, maritime liens, mortgages or any other debts or claims whatsoever.	186

(THIS CERTIFICATE TO BE DATED SAME DAY AS THE SELLERS TENDER TO THE BUYERS 3 DAYS DEFINITE NOTICE OF DELIVERY AND SENT TO THE BUYERS IN SCANNED COPY).	187
d) Certificate of Deletion of the Vessel from the Vessels registry or other official evidence of	188
deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the	189
registry does not as a matter of practice issue such documentation immediately, a written	190
undertaking by the Sellers to effect deletion from the Vessels registry forthwith and furnish a	191
Certificate or other official evidence of deletion to the Buyers promptly and latest within 4	192
(four) weeks after the Purchase Price has been paid and the Vessel has been delivered.	193
e) Any such additional documents as may reasonably be required by the competent authorities	194
for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such	195
Documents as soon as possible after the date of this Agreement	196

f)
LETTER OF INDEMNITY ISSUED BY THE SELLERS TO THE BUYERS UNDERTAKING FULL RESPONSIBILITY AND CONSEQUENCES OF ANY DEBTS, LOANS, ENCUMBRANCES, MARITIME AND OTHER LIENS AND LIABILITIES OF ANY NATURE WHATSOEVER INCURRED UP TO THE DATE AND TIME OF DELIVERY OF THE VESSEL AND INDEMNIFYING THE BUYERS OF THE CONSEQUENCES THEREOF.

G)           COPY OF THE GENERAL POWER OF ATTORNEY ISSUED IN THE NAME OF THE PERSON SIGNING
THE BILL OF SALE ON BEHALF OF THE BUYERS.

H)     PHOTOCOPY OF THE VESSEL’S  CERTIFICATE OF REGISTRY AND ALL ORIGINAL TRADING
         CERTIFICATES WHETHER VALID OR NOT TO BE HANDED OVER TO BUYERS.

I)           COMMERCIAL INVOICE IN TRIPLICATE STATING THE PRICE OF THE VESSEL (AS STATED IN
 CLAUSE 1 HERETO) AND   INCLUDING THE DESCRIPTION OF THE VESSEL AS PER CLAUSE 18
HERETO.

‘’NON NEGOTIABLE’’ COPIES OF ALL THE SALE EXECUTED DOCUMENTS INCLUDING THE NON ENCUMBRANCE CERTIFICATE TO BE FAXED TO THE BUYERS AT LEAST THREE (3) DAYS PRIOR
TO THE ANTICIPATED DELIVERY DATE.

At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of	197
Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the	198
Buyers.	199
At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all	200
Plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also	201
be handed over to the Buyers unless the Sellers are required to retain same, in which case the	202
Buyers to have the right to take copies. Other technical documentation which may	203
be in the Sellers' possession shall be promptly forwarded to the Buyers at their expense, if they so	204
Request. The Sellers may keep the Vessels log books but the Buyers to have the right to take	205
Copies of same.	206

9. Encumbrances	207
The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances,	208
mortgages and maritime liens, or any other debts whatsoever. The Sellers hereby undertake	209
to indemnify the Buyers against all consequences of claims made against the Vessel which have	210
Been incurred prior to the time of delivery.	211

10. Taxes, etc.	212
Any taxes, fees and expenses in connection with the purchase and registration under the Buyers' flag	213
shall be for the Buyers' account, whereas similar charges in connection with the closing of the Sellers'	214
register shall be for the Sellers' account.	215

11. Condition on delivery	216
The Vessel with everything belonging to her, shall be at the Sellers' risk and expense until she is	217
delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be	218
delivered and taken over as she IS ~~was at the time of inspection~~, fair wear and tear excepted ‘AS IS / WHERE IS’ however always safely afloat and substantially intact, free of hull leakages, free from damage/fire damage, free of arms and ammunition, charter free and free of cargo and her main engines, , safety equipment, navigational equipment and anchors in working condition WITH CLASS AS IS AND WITH CLASS/TRADING CERTIFICATES AS ON BOARD valid or not.. SEE CLAUSE 17 also	219
~~However, the Vessel shall be delivered with her class maintained without condition/recommendation~~*,	220
~~free of average damage affecting the Vessels class, and with her classification certificates and~~	221
~~national certificates, as well as all other certificates the Vessel had at the time of inspection, valid an~~d	222
~~unextended without condition/recommendation* by Class or the relevant authorities at the time of~~	223
~~delivery.~~	224
~~"Inspection" in this Clause 11, shall mean the Buyers' inspection according to Clause 4 a) or 4 b), if~~	225
~~applicable, or the Buyers' inspection prior to the signing of this Agreement. If The Vessel is taken over~~	226
~~without inspection, thus the date of this Agreement shall be the relevant date.~~	227
~~* Notes, if any, in the surveyor's report which are accepted by the Classification Society~~	228
 ~~Without condition/recommendation are not to be taken into account.~~	229

12. Name / markings	230
Upon delivery the Buyers request to change the name of the Vessel to “Royale” and alter funnel markings	231

13. Buyers' default	232
Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this	233
Agreement, and they shall be entitled to claim compensation for their losses and for all expenses	234
incurred together with interest.	235
Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to	236
cancel the Agreement, in which case the down payment shall be released to the	237
Sellers. If the down payment does not cover their loss, the Sellers shall be entitled to claim further	238
compensation for their losses and for all expenses incurred together with interest.	239

14. Sellers' default	240
Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fail to be ready	241
to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have	242
the option of cancelling this Agreement provided always that the Sellers shall be granted a	243
Maximum of 3 banking days after Notice of Readiness has been given to make arrangements	244
for the documentation set out in Clause 8. If after Notice of Readiness has been given but before	245
the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not	246
Made physically ready again in every respect by the date stipulated in line 61 and new Notice of	247
Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect	248
to cancel this Agreement the down payment together with interest earned shall be released to	249
Them immediately.	250
Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready	251
to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for	252
their loss and for all expenses together with interest if their failure is due to proven	253
negligence and whether or not the Buyers cancel this Agreement.	254

15. Buyers' representatives	255
After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers	256
Have the right to place FIVE representatives on board the Vessel INCLUDING ONE DECK OFFICER, THREE ENGINEERS AND ONE ELECTRICIAN, at their sole risk and expense. ~~Upon~~	257
~~arrival at on or about~~	258
These representatives are on board for the purpose of familiarisation and in the capacity of	259
Observers only, and they shall not interfere in any respect with the operation of the Vessel. The Sellers shall provide an Engineer and a Seller’s representative, at Seller’s expense, to assist the Buyers representatives in the operation, prior to departure of the vessel from Freeport, of the main engines and the overhaul of the Deutz generators. The	260
Buyers' representatives shall sign the Sellers' letter of indemnity prior to their embarkation.	261

16. Arbitration	262
a)* This Agreement shall be governed by and construed in accordance with English law and	263
Any dispute arising out of this Agreement shall be referred to arbitration in London	264
accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or	265
re-enactment thereof for the time being in force, one arbitrator being appointed by each	266
party. On the receipt by one party of the nomination in writing of the other party's arbitrator,	267
That party shall appoint their arbitrator within fourteen days, failing which the decision of the	268
single arbitrator appointed shall apply. If two arbitrators properly appointed shall not agree	269
they shall appoint an umpire whose decision shall be final	270

~~b)* This Agreement shall be governed by and construed in accordance with Title 9 of the~~	271
~~United States Code and the Law of the State of New York and should any dispute arise out of~~	272
~~This Agreement, the matter in dispute shall be referred to three persons at New York, one to~~	273
~~Be appointed by each of the parties hereto, and the third by the two so chosen; their~~	274
~~decision or that of any two of them shall be final, and for purpose of enforcing any award, this~~	275
~~Agreement may be made a rule of the Court.~~	276
~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime~~	277
~~Arbitrators, Inc. New York~~.	278

~~c)* Any dispute arising out of this Agreement shall be referred to arbitration at~~	279
~~subject to the procedures applicable there~~.	280
~~The laws of shall govern this Agreement.~~	281

* 16 a), 16 b) and 16 c) are altematives; delete whichever is not applicable. In the absence of	282
deletions, altemative 16 a) to apply.	283

Clause 17.
The vessel is purchased without inspection and the Buyers have fully accepted the condition of the vessel – therefore the sale is outright and definite. The Sellers have agreed to ensure all parts required for the 2 x Deutz BA16M 816C shall be placed on board though the generators are completely dismantled. But all parts required to make the generators intact shall be available prior to physical delivery of the vessel.. The familiarisation team of the buyers shall be allowed to check the parts and commence fixing the generators at the sole risk of the buyers.

Clause 18. Vessels description :

Name of Vessel	Casino Royale
Previous Names	Ex Fortune Star; ex St Tropez; ex Manistal; ex Talisman; ex Enchanted Sun; ex Sofia; ex Emerald Empress; ex Tropic Star II; ex Pride of San Diego; ex Scandinavian Saga; ex Stena Arcadia; ex Castalia
Port of Registry	Panama, R.P.
Official Number	715221
IMO Number	7350442
MMSI	308309000
Builder/Year	1975 Knossoura Dockyard, Salamis, Greece
LOA	132.10 M
LBP	114.00 M
Beam	19.80 M
Depth	11.96 M
Draft	5.21 M
Freeboard	2.112 M
Gross Tonnage	9,511 T (69) – 5,259 T
Net Tonnage	3,479 T (69) – 2,752 T
Displacement	7,159.9 T
Deadweight	1,979.2 T
Light Ship	5,201.3.T
Watertight Compartments	13
Continuous Decks	2
Propulsion Machinery	Two (2) MaK 8 Mu 551 AK
Horsepower	7,200 BHP @ 600 RPM – 5,882 kW @ 600 RPM
Auxiliary Machinery	Two (2) Deutz BA 16M 816 C @ 860 kW One (1) Deutz F6M716 @ 101.5 kW @ 1500 RPM
Total Electrical Power	1,720 kW + 102 kW emergency
Voltages	400/231 50 kHz 0.08 cos phi
Auxiliary Boilers	One (1) Smoke Tube Boiler
Propellers	Two (2) Schraffran Propeller Lehne & Company
Bow Thruster	KAMEWA 16550D AS-CD 596 kW
Anchors	Three (3) Stockless High Holding
Stabilizers	Sperry Vickers Gyrofin

Clause 19.

No sea or dock trials shall be performed and no crew of the Buyers, apart from the five representatives mentioned in Clause 15,  shall be allowed on board before the purchase price is paid in full and the receipt has been confirmed by the Buyer’s’ bank.

Clause 20.
The sale is to be kept strictly private and confidential, except that the Seller may disclose the details of the sale for purpose of compliance with rules and regulations under applicable United States federal and state law including securities law., -  The M.O.A. is made out in two originals one for the Sellers and one for the Buyers.

Clause 21.
Buyer, and any subsequent purchaser to which the Buyer may sell the Vessel to, agree that they will not operate, or seek to operate, the Vessel in North America, South America, Hong Kong, or Taiwan or such jurisdictions teritorial waters.

FOR THE SELLERS	FOR THE BUYERS

Bradley T. Prader	Rajesh Kumar Anand
President & Director